INVESCO CONSTELLATION FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-1424
SERIES NO.:        18

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $  9,468
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class R               $     12
          Class Y               $     78
          Institutional Class   $    349

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                 0.0671
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class R                 0.0241
          Class Y                 0.1135
          Institutional Class     0.1913

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                124,098
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                  7,415
          Class C                  5,118
          Class R                    471
          Class Y                    603
          Institutional Class      1,011

74V.    1 Net asset value per share (to nearest cent)
          Class A               $  21.86
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $  19.66
          Class C               $  19.66
          Class R               $  21.55
          Class Y               $  21.92
          Institutional Class   $  24.26

INVESCO CHARTER FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-1424
SERIES NO.:        3

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $ 25,441
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class R               $    147
          Class S               $     45
          Class Y               $    541
          Institutional Class   $  3,373

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                 0.0922
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class R                 0.0746
          Class S                 0.0900
          Class Y                 0.1039
          Institutional Class     0.1357

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                263,280
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 14,371
          Class C                 16,687
          Class R                  3,754
          Class S                 10,881
          Class Y                  1,301
          Institutional Class     36,253

74V.    1 Net asset value per share (to nearest cent)
          Class A               $  15.30
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $  14.69
          Class C               $  14.73
          Class R               $  15.18
          Class S               $  15.36
          Class Y               $  15.31
          Institutional Class   $  15.77

INVESCO CAPITAL DEVELOPMENT FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-1424
SERIES NO.:        11

74U.   1 Number of shares outstanding (000's Omitted)
         Class A                38,822
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
         Class B                 3,670
         Class C                 4,704
         Class R                 3,135
         Class Y                   472
         Investor Class            690
         Institutional Class     4,029

74V.   1 Net asset value per share (to nearest cent)
         Class A               $ 15.10
       2 Net asset value per share of a second class of open-end company shares
         (to nearest cent)
         Class B               $ 13.04
         Class C               $ 13.03
         Class R               $ 14.76
         Class Y               $ 15.18
         Investor Class        $ 15.11
         Institutional Class   $ 15.98

INVESCO LARGE CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-1424
SERIES NO.:        12

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $ 1,138
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class Y               $    36
          Investor Class        $   480
          Institutional Class   $   928

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.0161
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class Y                0.0378
          Investor Class         0.0230
          Institutional Class    0.0701

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                63,052
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 9,587
          Class C                 8,562
          Class R                 1,143
          Class Y                   912
          Investor Class         18,685
          Institutional Class    13,757

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 11.24
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $ 10.37
          Class C               $ 10.37
          Class R               $ 11.06
          Class Y               $ 11.25
          Investor Class        $ 11.33
          Institutional Class   $ 11.62

INVESCO LARGE CAP BASIC VALUE FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-1424
SERIES NO.:        14

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $   284
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class R               $     5
          Class Y               $    15
          Investor Class        $    82
          Institutional Class   $   587

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.0460
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class R                0.0274
          Class Y                0.0643
          Investor Class         0.0460
          Institutional Class    0.0825

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                 4,971
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                   836
          Class C                   951
          Class R                   176
          Class Y                   165
          Investor Class          1,518
          Institutional Class        65

74V.    1 Net asset value per share (to nearest cent)
          Class A               $  9.81
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $  9.33
          Class C               $  9.32
          Class R               $  9.71
          Class Y               $  9.84
          Investor Class        $  9.83
          Institutional Class   $  9.88

INVESCO DIVERSIFIED DIVIDEND FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-1424
SERIES NO.:        18

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $ 4,341
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class B               $   318
          Class C               $   440
          Class R               $    68
          Class Y               $   260
          Investor Class        $19,200
          Institutional Class   $ 1,600

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.1946
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B                0.1123
          Class C                0.1122
          Class R                0.1678
          Class Y                0.2219
          Investor Class         0.2020
          Institutional Class    0.2337

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                32,380
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 2,823
          Class C                 4,574
          Class R                   658
          Class Y                 2,699
          Investor Class         93,426
          Institutional Class    21,806

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 11.67
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $ 11.55
          Class C               $ 11.53
          Class R               $ 11.70
          Class Y               $ 11.68
          Investor Class        $ 11.66
          Institutional Class   $ 11.67

INVESCO SUMMIT FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-1424
SERIES NO.:        19

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $    169
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class P               $ 11,744
          Class S               $     13
          Class Y               $     20
          Institutional Class   $    118

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                 0.0666
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class P                 0.0722
          Class S                 0.0676
          Class Y                 0.0812
          Institutional Class     0.0993

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                  1,982
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                    136
          Class C                    224
          Class P                149,162
          Class S                    382
          Class Y                    128
          Institutional Class          1

74V.    1 Net asset value per share (to nearest cent)
          Class A               $  11.09
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $     10.87
          Class C               $     10.85
          Class P               $     11.15
          Class S               $     11.11
          Class Y               $     11.11
          Institutional Class   $     11.14

INVESCO DIVERSIFIED DIVIDEND FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 10/31/2010
FILE NUMBER:       811-1424
SERIES NO.:        20

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A               $ 4,341
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class B               $   318
          Class C               $   440
          Class R               $    68
          Class Y               $   260
          Investor Class        $19,200
          Institutional Class   $ 1,600

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A                0.1946
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B                0.1123
          Class C                0.1122
          Class R                0.1678
          Class Y                0.2219
          Investor Class         0.2020
          Institutional Class    0.2337

74U.    1 Number of shares outstanding (000's Omitted)
          Class A                32,380
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                 2,823
          Class C                 4,574
          Class R                   658
          Class Y                 2,699
          Investor Class         93,426
          Institutional Class    21,806

74V.    1 Net asset value per share (to nearest cent)
          Class A               $ 11.67
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B               $ 11.35
          Class C               $ 11.53
          Class R               $ 11.70
          Class Y               $ 11.68
          Investor Class        $ 11.66
          Institutional Class   $ 11.67